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                                                                                                                        Exhibit 4(d)

ANCHOR NATIONAL                    NEW BUSINESS DOCUMENTS        overnight with checks:
LIFE INSURANCE COMPANY             with checks:                  BONPC
1 SunAmerica Center                P.O. Box 100330               1111 Arroyo Parkway
Los Angeles, CA 90067-6022         Pasadena, CA 91189-0001       Suite 150
                                                                 Lock Box 100330                         [LOGO] ANCHOR NATIONAL
WM                                 without checks:               Pasadena, CA 91105                             A SUNAMERICA COMPANY
DIVERSIFIED STRATEGIES             P.O. Box 54299
-----------------------------      Los Angeles, CA 90054-0299
COMMON SENSE. UNCOMMON SOLUTIONS.

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DEFERRED ANNUITY APPLICATION                                                                                       ANA-505OR (3/01)
DO NOT USE HIGHLIGHTER. Please print or type.

[A] OWNER
====================================================================================================================================


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LAST NAME                                           FIRST NAME                                      MIDDLE INITIAL

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STREET ADDRESS

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CITY                                                STATE                                           ZIP CODE

MO.       DAY       YR.                  [ ]M       [ ]F                                                           (    )
------------------------------           ---------------      ------------------------------                       ----------------
DATE OF BIRTH                                  SEX            SOC. SEC. OR TAX ID NUMBER                           TELEPHONE NUMBER

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JOINT OWNER (If applicable)     LAST NAME                     FIRST NAME                                           MIDDLE INITIAL

MO.       DAY       YR.                  [ ]M       [ ]F                                                           (    )
------------------------------           ---------------      -------------------------------------------------    ----------------
DATE OF BIRTH                                  SEX            SOC. SEC. OR TAX ID NUMBER   RELATIONSHIP TO OWNER   TELEPHONE NUMBER



[B] ANNUITANT (Complete only if different from Owner)
====================================================================================================================================


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LAST NAME                                           FIRST NAME                                      MIDDLE INITIAL

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STREET ADDRESS

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CITY                                                STATE                                           ZIP CODE

MO.       DAY       YR.                  [ ]M       [ ]F                                                           (    )
------------------------------           ---------------      ------------------------------                       ----------------
DATE OF BIRTH                                  SEX            SOC. SEC. OR TAX ID NUMBER                           TELEPHONE NUMBER

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JOINT ANNUITANT (If applicable)     LAST NAME                     FIRST NAME                                       MIDDLE INITIAL

MO.       DAY       YR.                  [ ]M       [ ]F                                                           (    )
------------------------------           ---------------      -------------------------------------------------    ----------------
DATE OF BIRTH                                  SEX            SOC. SEC. OR TAX ID NUMBER                           TELEPHONE NUMBER

                                                                                                              RELATIONSHIP TO OWNER

[C] BENEFICIARY (Please list additional beneficiaries, if any, in the special instructions section.)
===================================================================================================================================


(*)  IMPORTANT NOTE TO JOINT OWNERS: THE DEATH OF ANY JOINT OWNER TRIGGERS A BENEFIT PAYABLE TO THE BENEFICIARY DESIGNATED BELOW. IF
     YOU WISH THE SURVIVING JOINT OWNER TO RECEIVE THE BENEFIT YOU MUST DESIGNATE ACCORDINGLY BELOW.

                                      ---------------------------------------------------------------------------------------------
[X] PRIMARY                           LAST NAME             FIRST NAME             M.I.     RELATIONSHIP           PERCENTAGE

                                      ---------------------------------------------------------------------------------------------
[ ] PRIMARY      [ ] CONTINGENT       LAST NAME             FIRST NAME             M.I.     RELATIONSHIP           PERCENTAGE

                                      ---------------------------------------------------------------------------------------------
[ ] PRIMARY      [ ] CONTINGENT       LAST NAME             FIRST NAME             M.I.     RELATIONSHIP           PERCENTAGE
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
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DEFERRED ANNUITY APPLICATION                                                                                ANA-505OR (3/01) SIDE 2
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[D] TYPE OF CONTRACT (If this is a transfer or 1035 Exchange, please complete form (SA-2500RL) and submit it with this application.)
====================================================================================================================================

[ ] NON-QUALIFIED PLAN (Minimum $5,000)                           [ ] QUALIFIED PLANS (Minimum $2,000)
                                             [ ] IRA (tax year) ________________ )   [ ] IRA Transfer
                                             [ ] IRA Rollover     [ ] Roth IRA       [ ] 401(k)    [ ] Keogh        [ ] SEP
                                             [ ] TSA              [ ] 457            [ ] Other ______________________

         [ ] Check included with this application for $ _______________________________________________



[E] ANNUITY DATE
====================================================================================================================================

Date annuity payments ("income payments") begin. Must be at least 2 years after the Contract Date. Maximum annuitization age is the later of the Owner's age 90 or 10 years after Contract Date. NOTE: If left blank, the Annuity Date will default to the maximum for non-qualified and to 70 1/2 for qualified contracts.

         Month__________________________________  Day_____________________________________     Year__________________________



[F] SPECIAL FEATURES (Optional)
====================================================================================================================================
[ ] SYSTEMATIC WITHDRAWAL: Include Form Number (SA-5550SW) with this application.
[ ] OPTIONAL DEATH BENEFIT ELECTION: Include Form Number (DS-2220POS) with this application.
[ ] PRINCIPAL ADVANTAGE: Check the appropriate fixed account below and specify the other allocations as percentages in section I.
    [ ] 1 Year Fixed
[ ] AUTOMATIC ASSET REBALANCING: I request the accounts to be REBALANCED as designated in section I at the frequency initialed below:
    (Select only one)       NA   Monthly             Quarterly            Semi-Annually            Annually
                         -------            --------             --------                 --------



[G] TELEPHONE TRANSFERS AUTHORIZATION
====================================================================================================================================

I [ ] DO [ ] DO NOT authorize telephone transfers, subject to the conditions set forth below. If no election is made, the Company will assume that you do authorize telephone transfers.

I authorize the Company to accept telephone instructions for transfers in any amount among investment options from anyone providing proper identification. I understand that I bear the risk of loss in the event of a telephone instruction not authorized by me. The
Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.

[H] ADDITIONAL INSTRUCTIONS (Additional Beneficiaries, Transfer Company Information, etc.)
====================================================================================================================================

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
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DEFERRED ANNUITY APPLICATION                                                                                ANA-505OR (3/01) SIDE 3
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[I] INVESTMENT & DCA INSTRUCTIONS (Allocations must be expressed in whole percentages and total allocation must equal 100%)
====================================================================================================================================

PAYMENT        DCA TARGET                                                             FIXED ACCOUNT OPTIONS
ALLOCATIONS    ALLOCATIONS        PORTFOLIO

                                                                  _______% 1 yr.
STRATEGIC ASSET MANAGEMENT PORTFOLIOS

_______%       _______%      WM Strategic Growth
                                                                  DCA OPTIONS AND PROGRAM(*)
_______%       _______%      WM Conservative Growth

_______%       _______%      WM Balanced                          _______% 6 Month DCA Account
                                                                           (Monthly DCA Only)
_______%       _______%      WM Conservative Balanced

_______%       _______%      WM Flexible Income                   _______% 1 yr. DCA Account

                                                                  Frequency (Select one below)
EQUITY FUNDS                                                      [ ] Monthly   [ ] Quarterly


_______%       _______%      WM Equity Income                     (*)  The DCA Program will begin 30 days (if monthly) or 90 days
                                                                       (if quarterly) from the date of deposit. Please indicate
_______%       _______%      WM Growth & Income                        the target account(s) in the spaces provided to the left.
                                                                       The total must equal 100%. The minimum transfer amount is
                                                                       $100. We reserve the right to adjust the number of
_______%       _______%      Davis Venture Value                       transfers in order to meet the minimum transfer amount.

_______%       _______%      WM Growth Fund of the Northwest

_______%       _______%      Alliance Growth

_______%       _______%      WM Growth

_______%       _______%      Capital Appreciation

_______%       _______%      MFS Mid-Cap Growth

_______%       _______%      WM Mid Cap Stock

_______%       _______%      WM Small Cap Stock

_______%       _______%      Global Equities

_______%       _______%      WM International Growth

_______%       _______%      Technology

FIXED INCOME FUNDS

_______%       _______%      WM Money Market

_______%       _______%      WM Short Term Income

_______%       _______%      WM U.S. Government Securities

_______%       _______%      WM Income
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
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DEFERRED ANNUITY APPLICATION                                                                                ANA-505OR (3/01) SIDE 4
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[J]  STATEMENT OF OWNER
====================================================================================================================================

Will this Contract replace an existing life insurance or annuity contract? [ ] YES [ ] NO (If yes, please attach transfer forms, replacement forms and indicate the name and contract number of the issuing company below.)

---------------------------------------------------------------------------------------------------        ------------------------
COMPANY NAME                                                                                               CONTRACT NUMBER

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Deferred Annuity Application Form shall be a part of any Contract issued by the Company. I VERIFY MY UNDERSTANDING THAT THE
VALUE OF PURCHASE PAYMENTS DIRECTED INTO THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF THE
RETURN OF PURCHASE PAYMENTS IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION OF THE CONTRACT, I UNDERSTAND THAT THE COMPANY RESERVES
THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT(S) TO THE CASH MANAGEMENT PORTFOLIO UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD. I
FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE COMPANY WILL ALLOCATE MY FUNDS ACCORDING TO MY INVESTMENT
INSTRUCTIONS. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR DIVERSIFIED STRATEGIES, INCLUDING THE SUNAMERICA SERIES TRUST,
ANCHOR SERIES TRUST AND WM VARIABLE TRUST PROSPECTUSES. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS. I FURTHER VERIFY
MY UNDERSTANDING THAT THIS VARIABLE ANNUITY IS SUITABLE TO MY OBJECTIVES AND NEEDS.

Signed at
          ----------------------------------------------------------------------------------              -------------------------
          CITY                                        STATE                                               DATE

-------------------------------------------------     -----------------------------------------------------------------------------
OWNER'S SIGNATURE                                     JOINT OWNER'S SIGNATURE (IF APPLICABLE)

-------------------------------------------------
REGISTERED REPRESENTATIVE'S SIGNATURE

[K] LICENSED / REGISTERED REPRESENTATIVE INFORMATION
====================================================================================================================================
Will this Contract replace in whole or in part any existing life insurance or annuity contract?    [ ] YES    [ ] NO


---------------------------------------------------------------------------------------------------       -------------------------
PRINTED NAME OF REGISTERED REPRESENTATIVE                                                                 SOCIAL SECURITY NUMBER

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REPRESENTATIVE'S STREET ADDRESS                    CITY                         STATE                     ZIP

                                                   (    )
--------------------------------------------       ------------------------------------------------       ------------------------
BROKER / DEALER FIRM NAME                          REPRESENTATIVE'S PHONE NUMBER                          AGENT'S LICENSE ID NUMBER


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 For Office Use Only                                                   Account #:
 WM Diversified Strategies / Product Code 6                            Branch #:
                                                                       Trade #:
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